UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012 (May 21, 2012)

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Ruthar Drive, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

On May 21, 2012 Andrew Ashton tendered his resignation as the registrant’s Treasurer. Mr. Ashton shall continue to serve the registrant as a Director and as Senior Vice President and Secretary. A copy of his resignation letter is attached hereto as Exhibit 99.1.

On May 21, 2012 the registrant’s Board of Directors eliminated the officer position of Treasurer from the registrant and expanded the Chief Operating Officer position held by James Marcelli to include the duties of a principal financial officer and treasurer equivalent, which includes responsibility for ensuring the long-term financial health of the registrant, overseeing the registrant’s accounting and audits, caring for the registrant’s funds, and such other duties that are essentially equivalent to those of a principal financial officer and treasurer. A copy of the Amendment to Employee Agreement dated May 21, 2012 between the registrant and Mr. Marcelli is attached hereto as Exhibit 10.1.

There are no arrangements or understandings between Mr. Marcelli and any other persons pursuant to which he was appointed the registrant’s principal financial officer and treasurer equivalent. There is no family relationship between Mr. Marcelli and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer of the registrant.

Mr. Marcelli, age 64, has served as an officer and director of the registrant since August 2008, in charge of the day-to-day operations of the registrant and its movement to a fully functioning commercial corporation. Since 2000, Mr. Marcelli has served as the president and chief executive officer of Marcelli Associates, a consulting company that offers senior management consulting, mentoring, and business development services to start-up and growth companies. Business segments Mr. Marcelli has worked with included an Internet networking gaming center, high speed custom gaming computers, high tech manufacturing businesses and business service companies.

The registrant has not entered into any transactions with Mr. Marcelli that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Employment Agreement Amendment – James S. Marcelli

10.2

Employment Agreement – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed August 5, 2008)

10.3

Employment Agreement Renewal – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed June 22, 2010)

10.4

Employment Agreement Renewal and Amendment – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed May 3, 2012)

99.1

Resignation Letter – Andrew Ashton

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

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   James S. Marcelli, President

Dated May 24, 2012